UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2024
____________________________

SEAGATE TECHNOLOGY HOLDINGS
PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
____________________________

Ireland	001-31560	98-1597419
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

121 Woodlands Avenue 5	739009
Singapore

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (65) 6018-2562
N/A
(Former name or former address, if changed since last report)
________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On October 19, 2024, Seagate Technology Holdings plc (the “Company”) held its 2024 Annual General Meeting of Shareholders (the “AGM”). At the AGM, the Company’s shareholders voted on the following 4 proposals and cast their votes as set forth below.
Proposal 1. The eleven (11) directors listed below were elected at the AGM to hold office until the Company’s 2025 annual general meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mark W. Adams	108,186,377	57,395,730	760,781	22,518,701
Shankar Arumugavelu	165,031,661	650,152	661,075	22,518,701
Pratik (“Prat”) S. Bhatt	164,957,356	720,362	665,170	22,518,701
Judy Bruner	148,221,481	17,469,285	652,122	22,518,701
Michael R. Cannon	157,706,936	7,877,162	758,790	22,518,701
Richard L. Clemmer	160,313,842	5,255,084	773,962	22,518,701
Yolanda L. Conyers	164,913,042	766,678	663,168	22,518,701
Jay L. Geldmacher	153,246,012	12,328,204	768,672	22,518,701
Dylan G. Haggart	164,937,499	748,397	656,992	22,518,701
William D. Mosley	164,743,214	920,277	679,397	22,518,701
Stephanie Tilenius	164,790,104	895,141	657,643	22,518,701
Proposal 2. The advisory resolution to approve, in a non-binding vote, the compensation of the Company’s named executive officers was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
158,493,613	7,015,610	833,665	22,518,701

Proposal 3. The proposal to ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors for the fiscal year ending June 27, 2025, and to authorize, in a binding vote, the Audit and Finance Committee to set the auditors’ remuneration was approved.

FOR	AGAINST	ABSTAIN
170,485,182	17,613,796	762,611
Proposal 4. The proposal to determine the price range at which the Company can re-allot shares held as treasury shares was approved.

FOR	AGAINST	ABSTAIN
177,493,556	10,228,465	1,139,568

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

Date: October 22, 2024	By:	/s/ James C. Lee
	Name:	James C. Lee
	Title:	Senior Vice President, Chief Legal Officer & Company Secretary